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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 2
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 31, 1997

                Date of Report (date of earliest event reported)

                                CKS GROUP, INC.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                      0-27090                   77-0385435
   (State or other           (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                         Identification No.)
    incorporation
   or organization)

                              10441 Bandley Drive
                          Cupertino, California 95014

                    (Address of principal executive offices)

                                 (408) 366-5100
              (Registrant's telephone number, including area code)
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         This Amendment to the Current Report on Form 8-K filed by the
Registrant with the Securities and Exchange Commission on February 14, 1997, as amended on March 6, 1997, is being filed in order to amend Item 7(c) thereto as set forth below. The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 14, 1997 and as amended on March 6, 1997 as set forth on the pages attached hereto.

ITEM 7(c)        Exhibits in accordance with Item 601 of Regulation S-K:

                 Exhibits:

                 2.1 Acquisition Agreement, dated as of January 31, 1997, by and among Registrant, the current and former partners of McKinney & Silver, a North Carolina general partnership, Raleigh Acquisition Inc., a Delaware corporation, Robert C. Doherty and Donald S. Maurer, as Partner Representatives, and Chemical Trust Company of California as Escrow Agent.*

                 4.1 Registration Rights Agreement among CKS, Raleigh Acquisition, Inc. and the current and former partners of McKinney & Silver dated January 31, 1997.*

                 23.1     Consent of Ernst & Young LLP**

                 23.2     Consent of KPMG Peat Marwick LLP

                 99.1     Consolidated Financial Statements:

                          Independent Auditors' Report
                          Consolidated Balance Sheets
                          Consolidated Statements of Income
                          Consolidated Statements of Stockholders' Equity Consolidated Statements of Cash Flows
                          Notes to Consolidated Financial Statements
____________________

*Previously filed as Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 1997.

**Previously filed as Exhibit to the Registrant's Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 28, 1997                  CKS GROUP, INC.

                                     By: /s/ CARLTON H. BAAB
                                        ------------------------------------
                                         Carlton H. Baab
                                         Executive Vice President and
                                         Chief Financial Officer